Exhibit 99.1

Deloitte & Touche LLP Suite 301 Harborside Plaza 10 Jersey City, NJ 07311 USA Tel: +1 212 937 8200 www.deloitte.com

Freedom Financial Asset Management, LLC
1875 South Grant Street, Suite 400
San Mateo, California 94402

Independent Accountants’ Report
on Applying Agreed-Upon Procedures

We have performed the procedures described below, related to certain information with respect to a portfolio of unsecured consumer loans in connection with the proposed offering of ACHV 2025-1PL Asset-Backed Notes. Freedom Financial Asset Management, LLC (the “Company”) is responsible for the information provided to us, including the information set forth in the  Statistical Loan File (as defined herein).

The Company has agreed to the procedures and acknowledged that the procedures performed are appropriate to meet the intended purpose of evaluating the accuracy of certain information set forth in the Statistical Loan File. Additionally, Morgan Stanley & Co. LLC (“Morgan Stanley”), Jefferies LLC, and CRB Securities, LLC (collectively, with the Company, the “Specified Parties”) have agreed to the procedures and acknowledged that the procedures performed are appropriate for their purposes.  This report may not be suitable for any other purpose.  The procedures performed may not address all of the items of interest to a user of the report and may not meet the needs of all users of the report and, as such, users are responsible for determining whether the procedures performed are appropriate for their purposes.  Consequently, we make no representations regarding the appropriateness of the procedures described below either for the purpose for which this report has been requested or for any other purpose.

Agreed-Upon Procedures

On February 4, 2025, representatives of Morgan Stanley, on behalf of the Company, provided us with an unsecured consumer loan listing with respect to 11,018 unsecured consumer loans (the “Unsecured Consumer Loan Listing”).  At your instruction, we randomly selected 250 unsecured consumer loans from the Unsecured Consumer Loan Listing (the “Sample Loans”).

Further, on February 6, 2025, representatives of Morgan Stanley, on behalf of the Company, provided us with a computer-generated data file and related record layout containing data, as represented to us by the Company, as of the close of the business January 31, 2025, with respect to 11,016 unsecured consumer loans including each of the 250 Sample Loans set froth on the Unsecured Consumer Loan Listing (the “Statistical Loan File”).

At the Company’s instruction, we performed certain comparisons and recomputations for each of the Sample Loans relating to the unsecured consumer loan characteristics (the “Characteristics”) set forth on the  Statistical Loan File and indicated below.

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Characteristics
1.	Loan number (for informational purpose only)	9.	Annual borrower income (at approval)
2.	Scheduled payment amount	10.	Current principal balance
3.	Maturity date	11.	Number of days delinquent
4.	Original loan amount	12.	Original FICO score
5.	Interest rate	13.	Debt to income ratio
6.	Annual percentage rate (APR)	14.	Remaining term (months)
7.	Funded date	15.	Final risk group
8.	State of residence	16.	Original loan term (months)

We compared Characteristics 2. through 6. to the corresponding information set forth on or derived from the related Loan Agreement, Truth-In-Lending Disclosure or Transition Letter (collectively, the “Loan Agreement”) and Characteristics 7. through 15. to an electronic loan file, prepared, created and delivered by representatives of the Company on February 6, 2025 from the servicer system, as of the close of business January 31, 2025 (the “Servicing System File”).

With respect to Characteristic 16., we recomputed the original loan term as the number of months between (i) the first payment date  and (ii) the maturity date (each as set forth on the Loan Agreement).  We compared such recomputed information to the corresponding information set forth on the Statistical Loan File.

In addition to the procedures described above, for each of the Sample Loans, we observed that the Loan Agreement indicated that the borrower “signed electronically.”

For purposes of our comparisons and at your instruction:

•	with respect to our comparison of Characteristic 3., differences of 31 days or less are deemed to be “in agreement.”

•	with respect to our comparison of Characteristic 6., differences of 1.00% or less are deemed to be “in agreement;” and

•	with respect to our comparison of Characteristic 13., differences of 0.01% or less are deemed to be “in agreement.”

•	with respect to our comparison of Characteristics 14. and 16., differences of one month are deemed to be “in agreement;”

The loan documents described above (including any information obtained from the indicated systems) and any other related documents used in support of the Characteristics were provided to us by representatives of the Company and are collectively referred to hereinafter as the “Loan Documents.”  We were not requested to perform, and we did not perform, any procedures with respect to the preparation or verification of any of the information set forth on the Loan Documents and we make no representations concerning the accuracy or completeness of any of the information contained therein.  In certain instances, our procedures were performed using data imaged facsimiles or photocopies of the Loan Documents.  In addition, we make no representations as to whether the Loan Documents are comprehensive or valid instruments or reflect the current prevailing terms with respect to the corresponding Sample Loans.

Agreed-Upon Procedures’ Findings

The results of the foregoing procedures indicated that the Characteristics set forth on the Statistical Loan File were found to be in agreement with the above-mentioned Loan Documents.

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We make no representations as to the (i) actual characteristics or existence of the underlying documents or data comprising the unsecured consumer loans underlying the Statistical Loan File or the conformity of their characteristics with those assumed for purposes of the procedures described herein, (ii) existence or ownership of the unsecured consumer loans or (iii) reasonableness of any of the aforementioned assumptions, information or methodologies.

It should be understood that we make no representations as to questions of legal interpretation or as to the sufficiency for your purposes of the procedures enumerated in the preceding paragraphs. Also, such procedures would not necessarily reveal any material misstatement of the information referred to above. We have no responsibility to update this report for events and circumstances that occur subsequent to the date of this report.

We were engaged by the Company to perform this agreed-upon procedures engagement and conducted our engagement in accordance with attestation standards established by the American Institute of Certified Public Accountants (“AICPA”). An agreed-upon procedures engagement involves the practitioner performing specific procedures that the engaging party has agreed to and acknowledged to be appropriate for the purpose of the engagement and reporting on findings based on the procedures performed. We were not engaged to conduct, and did not conduct, an (i) audit conducted in accordance with generally accepted auditing standards or (ii) examination or a review engagement conducted in accordance with attestation standards established by the AICPA, the objective of which would be the expression of an opinion or conclusion, respectively, on the Statistical Loan File.  Accordingly, we do not express such an opinion or conclusion, or any other form of assurance, including reasonable assurance.  Had we performed additional procedures, other matters might have come to our attention that would have been reported to you.

We are required to be independent of the Company and to meet our other ethical responsibilities, as applicable for agreed-upon procedures engagements set forth in the Preface: Applicable to All Members and Part 1 – Members in Public Practice of the Code of Professional Conduct established by the AICPA.  Independence requirements for agreed-upon procedure engagements are less restrictive than independence requirements for audit and other attestation services.

None of the engagement, procedures or report was intended to address, nor did they address, the (i) conformity of the origination of the assets to stated underwriting or credit extension guidelines, standards, criteria or other requirements, (ii) value of collateral securing such assets or (iii) compliance of the originator of the assets with federal, state, and local laws and regulations.

None of the engagement, procedures or report were intended to satisfy, nor did they satisfy, any criteria for due diligence published by a nationally recognized statistical rating organization.

This report is intended solely for the information and use of the Specified Parties identified above and is not intended to be and should not be used by anyone other than these Specified Parties.

Yours truly,

/s/ Deloitte & Touche LLP

February 21, 2025